UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2025

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7272 Wisconsin Avenue Suite 1300 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	WD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On August 26, 2025, Walker & Dunlop, LLC (the “Seller”), which is the operating subsidiary of Walker & Dunlop, Inc. (the “Company”), entered into Amendment No. 4 to Amended and Restated Side Letter (the “Amendment”), with JPMorgan Chase Bank, N.A. (the “Buyer”). The Amendment amends that certain Amended and Restated Letter, dated as of September 30, 2021 (as amended by Amendment No. 1 to Amended and Restated Side Letter, dated as of September 15, 2022, Amendment No. 2 to Amended and Restated Side Letter, dated as of September 12, 2023, and Amendment No. 3 to Amended and Restated Side Letter, dated as of September 12, 2024), which sets forth certain fees, commitments and pricing information relating to that certain Master Repurchase Agreement, dated as of August 26, 2019 (as amended by the First Amendment, dated as of August 24, 2020, the Second Amendment, dated as of August 23, 2021, Amendment No. 3 to Master Repurchase Agreement, dated as of September 30, 2021, Amendment No. 4 to Master Repurchase Agreement, dated as of September 15, 2022, Amendment No. 5 to Master Repurchase Agreement, dated as of December 29, 2022, Amendment No. 6 to Master Repurchase Agreement, dated as of September 12, 2023, and Amendment No. 7 to Master Repurchase Agreement, dated as of September 12, 2024), by and among the Company, the Seller, and the Buyer.

The Amendment revises the definition of Facility Amount (as defined in the Amendment), including a temporary increase in the Uncommitted Facility Amount (as defined in the Amendment) to $1,450,000,000 for the period from August 26, 2025 through November 20, 2025, at which time it will revert to $950,000,000.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Buyer and its affiliates have various relationships with the Company and its affiliates involving the provision of financial services, including another credit facility under which the Company is a borrower and investment banking.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amendment No. 4 to Amended and Restated Side Letter, dated as of August 26, 2025, by and among Walker & Dunlop, LLC, Walker & Dunlop, Inc., and JPMorgan Chase Bank, N.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC. (Registrant)

Date: August 29, 2025	By:	/s/ Daniel J. Groman
Name: Daniel J. Groman
Title: Executive Vice President, General Counsel & Secretary